THE LAZARD FUNDS, INC.
Supplement to Prospectus
Dated May 1, 2004

Listed below are preliminary estimates of year-end per share distributions of ordinary income and capital gains for the Portfolios of The Lazard Funds, Inc. (the "Fund"). The Fund will be paying dividends and capital gains, if any, on December 16, 2004. The record date will be December 14, 2004 and the ex-dividend date will be December 15, 2004.

                                               Estimated Ordinary     Estimated Short-Term     Estimated Long-Term
                                                 Income Dividend          Capital Gain            Capital Gain
Portfolio                                           Per Share        Distribution Per Share  Distribution Per Share
--------------------------------------------- ---------------------- ----------------------- ------------------------
Lazard Equity                                         $0.10                   --                       --
Lazard Mid Cap                                        $0.01                  $0.29                    $0.76
Lazard Small Cap                                      $0.02                  $0.64                    $2.38
Lazard International Equity                           $0.17                   --                       --
Lazard International Equity Select                    $0.14                   --                       --
Lazard International Small Cap                        $0.20                   --                       --
Lazard Emerging Markets                               $0.11                   --                       --
Lazard Bond*                                           --                     --                       --
Lazard High Yield*                                     --                     --                       --
--------------------------------------------- ---------------------- ----------------------- ------------------------

* Ordinary income dividends, if any, are paid on the last business day of each month.

Please be advised that these estimates may change prior to the payable date due to book/tax adjustments and changes in shares outstanding. The Fund will send formal tax information regarding investor accounts in January 2005. Please consult your tax advisor about the status of your distributions from your Portfolio.

November 9, 2004